Notes Payable	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about borrowings [abstract]
Notes Payable

14. Notes Payable

Notes payable consists of the following:

$
Short-term notes	193,996
Notes payable	1,714,416
Balance as at December 31, 2019	1,908,412

Short-term notes

The short-term notes represent notes outstanding that the Company assumed on acquisition of Prismic. The notes have matured, are due on demand and accrue interest a rate of 10% per annum. The notes are held by former Directors and Shareholders of Prismic.

Notes payable

The notes payable represent notes outstanding that the Company assumed on acquisition of Prismic. The notes have matured and are due on demand. The notes accrue interest a rate of 20% per annum. The notes are held by former Directors and Shareholders of Prismic.